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                                                                   Exhibit 10.30

                                   ALLOY, INC

                Convertible Senior Debentures due August 1, 2023

                               PURCHASE AGREEMENT

                                                              July 17, 2003

LEHMAN BROTHERS INC.
CIBC WORLD MARKETS CORP.
J.P. MORGAN SECURITIES INC.
SG COWEN SECURITIES CORPORATION

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019

Ladies and Gentlemen:

                  Alloy, Inc., a Delaware corporation (the "COMPANY"), proposes to offer and sell to Lehman Brothers Inc., CIBC World Markets Corp., J.P. Morgan Securities Inc., and SG Cowen Securities Corporation (the "INITIAL PURCHASERS") $65,000,000 principal amount of the Company's Convertible Senior Debentures due August 1, 2023 (the "FIRM OFFERED SECURITIES") to be issued pursuant to the provisions of an Indenture to be dated as of July 23, 2003 (the "INDENTURE") between the Company and Deutsche Bank Trust Company Americas, as trustee (the "TRUSTEE"). In addition, the Company proposes to grant to the Initial Purchasers an option to purchase up to an additional $13,000,000 principal amount of its Convertible Senior Debentures due August 1, 2023 (the "ADDITIONAL OFFERED SECURITIES") on the terms and for the purposes set forth in Section 2(b) hereof. The Firm Offered Securities and any Additional Offered Securities purchased pursuant to this Agreement (the "AGREEMENT") are herein called the "OFFERED SECURITIES." The Offered Securities will be convertible into shares (the "CONVERSION SHARES") of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK").

                  It is understood that the Initial Purchasers will resell the Offered Securities only inside the United States to qualified institutional buyers (each, a "QUALIFIED INSTITUTIONAL BUYER") in reliance on Rule 144A under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT").

                  1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to each Initial Purchaser that:

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                  (a)      The Company has prepared an Offering Memorandum dated
         the date hereof (the "OFFERING MEMORANDUM") relating to the Offered Securities. All references to the Offering Memorandum include documents incorporated therein by reference. Copies of the Offering Memorandum have been delivered by the Company to the Initial Purchasers and the Company authorizes the Initial Purchasers to distribute copies thereof in connection with the offering and resale of the Offered Securities as provided herein. All documents filed by the Company under the U.S. Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or prior to the date of the Offering Memorandum and any documents filed by the Company under the Exchange Act after the date of the Offering Memorandum, in each case, that are incorporated or deemed incorporated by reference therein, when they were or are filed with the U.S. Securities and Exchange Commission (the "COMMISSION"), conformed or will conform, as the case may be, as to form in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates did not, and the Offering Memorandum as of the Closing Dates will not, contain any untrue statement of a material fact or omit to state any material fact (except, in the case of the Preliminary Offering Memorandum, for pricing terms and other financial terms intentionally left blank) necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein.

                  For purposes of this Agreement, "PRELIMINARY OFFERING MEMORANDUM" means the preliminary offering memorandum dated July 14, 2003 relating to the Offered Securities; "rules and regulations" means the rules and regulations of the Commission under the Exchange Act, as the context requires. Reference made herein to the Offering Memorandum shall be deemed to refer to and include any documents incorporated by reference therein as of their respective dates of filing with the Commission and any reference to any amendment or supplement to the Offering Memorandum shall be deemed to refer to and include any documents filed under the Exchange Act after the date of the Offering Memorandum, as amended by subsequently dated documents, and incorporated by reference therein.

                  (b) The Company and each of its subsidiaries (as defined in Section 12) have been duly incorporated or organized, as applicable, and are validly existing as corporations, limited liability companies, trusts or other entities, in good standing under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and are in good standing as foreign corporations or other entities in each jurisdiction in which their respective

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         ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, in each such case, except where the failure to be so qualified to be in good standing or have such power and authority would not reasonably be expected to have a material adverse effect on the financial condition, business, prospects or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (c) The Company has the authorized capitalization as set forth in the Offering Memorandum; all the issued shares of capital stock of the Company have been duly and validly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; all the shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all shares of capital stock, all limited liability interests and all trust shares of its subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. The Conversion Shares have been duly authorized and validly reserved for issuance upon conversion of the Offered Securities and are free of preemptive rights, and all Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the Indenture and the Offered Securities, will be duly and validly authorized and issued, fully paid and non-assessable and free and clear of all liens, encumbrances, equities or claims other than liens created by a holder of the Debentures.

                  (d) The Offered Securities have been duly authorized by the Company and, when executed, authenticated and delivered in accordance with this Agreement and the Indenture, will be valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture.

                  (e) The Company has full right, power and authority to execute and deliver this Agreement and perform its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company and (assuming the due execution and delivery thereof by the Initial Purchasers) constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors' and other obligees generally, by general

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         equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and except, further, as enforceability of the indemnification and contribution provisions hereof and thereof may be limited by considerations of public policy.

                  (f) The Company has full right, power and authority to execute and deliver the Indenture and the Resale Registration Rights Agreement between the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT") and perform its obligations thereunder; each of the Indenture and the Registration Rights Agreement has been duly authorized and, when duly executed and delivered by the Company (assuming the due execution and delivery thereof by the Trustee and the Initial Purchasers, respectively), will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and except further, as enforceability of the indemnification and contribution provisions thereof may be limited by considerations of public policy. The Offered Securities, when executed, authenticated and delivered pursuant to the Indenture, and the Indenture, when executed and delivered, will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

                  (g) The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations or defaults that do not have a Material Adverse Effect, nor will such actions result in any violation of (i) the provisions of the charter, by-laws or other constitutive documents of the Company or any of its subsidiaries or (ii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; and except for the registration of the Offered Securities and the Conversion Shares under the Securities Act pursuant to the provisions of the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any

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         court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby other than such consents, approvals, authorizations, orders, filings or registrations the failure to make or obtain would have a Material Adverse Effect.

                  (h) Except as otherwise described or referred to in the Offering Memorandum, there are no outstanding warrants or options issued by the Company to purchase any shares of the capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company except for stock options issued to employees of the Company and its subsidiaries pursuant to the Company's stock option plans and arrangements and stock purchase plans, and there are no preemptive or other rights to subscribe for or to purchase from the Company, and no restrictions upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or other constitutive documents or any agreement or other instrument to which the Company is a party or by which it is bound, and except for the Registration Rights Agreement, dated as of November 1, 2001, by and between Alloy, Target Marketing & Promotions, Inc. and the other parties named therein, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act as to which such registration obligations have not been satisfied initially by the registration for resale of shares of common stock previously issued by the Company.

                  (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited consolidated financial statements included or incorporated by reference in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or any labor dispute or court or governmental action, order or decree, in any event which reasonably could be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock or long-term debt of the Company or any event which has had or reasonably could be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum.

                  (j) The consolidated financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Offering Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby at the dates and for the periods

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         indicated, and have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods involved, subject in the case of the interim financial statements incorporated by reference to the Company's Quarterly Report on Form 10-Q, to the absence of complete footnote disclosure as required by GAAP and subject to changes resulting from normal year-end audit adjustments which adjustments shall not in any event result in a material and adverse change thereto.

                  (k) KPMG LLP, whose report is included or incorporated by reference in the Offering Memorandum, are independent public accountants within the meaning of the Exchange Act and the Rules and Regulations.

                  (l) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with and have not received any notice of any claim of conflict with, any such rights of others in each such case except as have not had and would not reasonably be expected to have a Material Adverse Effect.

                  (m) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have or could reasonably be expected to have a Material Adverse Effect and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (n) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent.

                  (o) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which, in each case, would cause

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         the loss of such qualification, except as would not reasonably be expected to have a Material Adverse Effect.

                  (p) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon which were required to have been paid prior to the date hereof, and no tax deficiency has been determined adversely to the Company or to any of its subsidiaries, which deficiency in the case of its subsidiaries would be reasonably expected to have a Material Adverse Effect.

                  (q) Since the date as of which information is given in the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, the Company has not
         (i) issued or granted any securities other than shares issued pursuant to employee benefit plans, qualified stock options or other employee compensation plans pursuant to outstanding options and warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  (r) The Company and its subsidiaries (i) make and keep accurate books and records and (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Offering Memorandum or would not reasonably be expected to have a Material Adverse Effect; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, except for such failures to be in full force and effect that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                  (u) The Company and each of its subsidiaries carry, or are covered by insurance in such amounts and covering such risks as the Company believes is adequate for the conduct of their respective businesses and the value of their respective properties.

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                  (v)      None of the Company or any of its subsidiaries (i) is
         in violation of its charter, by-laws or other constitutive documents,
         (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject that would individually or in the aggregate have a Material Adverse Effect, or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, that would individually or in the aggregate have a Material Adverse Effect.

                  (w) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are, or, as of the date of issuance of the Offered Securities, will be, listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system.

                  (x) No registration of the Offered Securities or the Conversion Shares under the Securities Act and no qualification of an indenture under the U.S. Trust Indenture Act of 1939, as amended, is required in connection with the offer, sale and delivery of the Offered Securities or in connection with the conversion of the Offered Securities into Conversion Shares, in each case, in the manner contemplated by the Offering Memorandum, this Agreement and the Indenture.

                  (y) Neither the Company nor to its knowledge, any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or to its knowledge, any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or to its knowledge, any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge,

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         leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge; and the terms "HAZARDOUS WASTES", "TOXIC WASTES", "HAZARDOUS SUBSTANCES" and "MEDICAL WASTES" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (aa) Neither the Company nor any subsidiary is, or, after giving effect to the offering and sale of the Offered Securities and the application of the net proceeds therefrom will be, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended.

                  (bb) The Company understands that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant hereto, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth as to factual matters of the foregoing representations and the Company hereby consents to such reliance.

                  2.       Purchase, Sale and Delivery of the Offered
Securities.

                  (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, at a purchase price of 96.75% of the principal amount thereof, $65,000,000 principal amount of Firm Offered Securities.

                  (b) The Company hereby grants to the Initial Purchasers an option to purchase from the Company, solely for the purpose of covering over-allotments in the sale of Firm Offered Securities, all or any portion of the Additional Offered Securities. The option granted hereunder may be exercised at any time within thirty (30) days from the date hereof at a purchase price of 96.75% of the principal amount thereof.

                  (c) Payment for the Firm Offered Securities shall be made against delivery of the Firm Offered Securities at a closing to be held at the offices of Weil, Gotshal & Manges LLP at 10:00 A.M., local time, on July 23, 2003, or at such other time on the same or such other date, as shall be determined by the Initial Purchasers and the Company. The time and date of such payment are herein referred to as the Firm Closing Date.

                  (d) Payment for any Additional Offered Securities shall be made against delivery of the Additional Offered Securities at a closing to be held at the offices of Weil, Gotshal & Manges LLP at 10:00 A.M., local time, on such date (which may be the same as the Closing Date but shall in no event be earlier than

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         either the Closing Date or the second business day after the date on which the option shall have been exercised nor later than five business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the Initial Purchasers to the Company of their determination to purchase an aggregate principal amount, specified in said notice, of Additional Offered Securities. The time and date of such payment are hereinafter referred to as the Option Closing Date. The Firm Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates."

                  (e) On each Closing Date, payment for the Firm Offered Securities and Additional Offered Securities shall be made by certified or official bank check or checks, or by wire transfer, payable to the order of the Company, in Federal (same day) funds. On each Closing Date, payment will be made against delivery of one or more global Debentures in registered form to be deposited with, on behalf of, The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC, in such denominations and registered in such names as the Initial Purchasers shall request. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition to the obligation of the Initial Purchasers hereunder. With respect to each Closing Date, the Company shall make available the certificates representing the Offered Securities to be resold for inspection by the Initial Purchasers in New York, New York not later than 2:00 p.m., New York City time, on the business day prior to such Closing Date.

                  3. Representations, Warranties and Agreements of the Initial Purchasers. Each Initial Purchaser, severally and not jointly:

                  (a) represents and warrants that it is a Qualified Institutional Buyer and that it will offer the Offered Securities for resale only upon the terms and conditions set forth in this Agreement and in the Offering Memorandum.

                  (b) acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act; represents, warrants and agrees that it has only offered the Offered Securities, and will only offer and sell the Offered Securities inside the United States to persons whom the Initial Purchasers reasonably believes to be Qualified Institutional Buyers.

                  (c) represents, warrants and agrees that it has not and will not solicit offers for, or offer or sell the Offered Securities purchased from the Company hereunder by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including, but not limited to
         (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or

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         radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser agrees, with respect to resales made in reliance on Rule
         144A, other than through the Private Offerings Resales and Trading through Automated Linkages ("PORTAL") market, of any of the Offered Securities purchased from the Company hereunder, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (d) at or before the time that it effects any resale of the Debentures, such Initial Purchaser shall have delivered to the prospective purchaser a copy of the Offering Memorandum together with all supplements and amendments prepared by the Company and delivered to such Initial Purchaser prior to the date of such resale.

                  (e) understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant hereto, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy of the foregoing representations and hereby consents to such reliance.

                  4.       Certain Agreements of the Company.

                  (a) The Company agrees with the Initial Purchasers that:

                           (i)      The Company will advise the Initial
                  Purchasers promptly of any proposed amendment or supplement to the Offering Memorandum and will not effect such amendment or supplement without the Initial Purchasers' consent, which consent shall not be unreasonably withheld. If at any time prior to the completion of the resale of the Offered Securities by the Initial Purchasers, any event occurs as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at such time to amend or supplement the Offering Memorandum to comply with any applicable law, the Company promptly will notify the Initial Purchasers of such event and promptly prepare an amendment or supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance. Neither the Initial Purchasers' consent to, nor the Initial Purchasers' delivery of, any such amendment to or supplement of shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

                           (ii) The Company will furnish promptly to the Initial Purchasers copies of the Offering Memorandum and all amendments and supplements thereto, in each case as soon as available and in such quantities as it may reasonably request.

                           (iii) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Initial Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to such Offered Securities.

                           (iv) The Company will not resell any Offered Securities which have been acquired by it during the period of two years after the Closing Date and which constitute "restricted securities" under Rule 144, otherwise than pursuant to an effective registration statement under the Securities Act.

                           (v) (A) For a period of 90 days from the date of the Offering Memorandum, it shall not directly or indirectly,
                  (1) (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than Common Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or (B) sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Initial Purchasers; provided, however, that the foregoing restrictions shall not apply for shares of Common Stock issued by the Company pursuant to an acquisition not in excess of 20% of the outstanding shares of Common Stock as of the date of this Agreement and (B) to cause each officer and director of the Company identified on Schedule 2 to furnish to the Initial Purchasers, a letter or letters, substantially in the form of Exhibit A hereto.

                           (vi) The Company will reserve and keep available at all times, free of preemptive rights, the full number of Conversion Shares issuable upon conversion of the Offered Securities.

                           (vii) The Company will use all reasonable efforts to effect, prior to the time the Offered Securities may be converted, the designation or listing subject to notice of issuance, of the Conversion Shares issuable upon such conversion on the Nasdaq National Market or on such market or exchange on which the Common Stock is then quoted or listed.

                           (viii) The Company will use all reasonable efforts to arrange for qualification of the Offered Securities for sale under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and to maintain such qualifications in effect so long as reasonably required for the distribution of the Offered Securities; provided, however, that the Company will not be obligated to qualify to do business as a foreign corporation in any state in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

                           (ix) The Company agrees to pay (A) the fees and expenses of its counsel and accountants and the Trustee and any transfer agents, conversion agents and paying agents; (B) costs associated with the packaging and initial delivery of the certificates evidencing the Offered Securities and the preparation and printing of the certificates evidencing the Offered Securities, this Agreement, the Indenture, the Registration Rights Agreement, the Offering Memorandum and any information provided by the Company pursuant to Section 4(a)(ii) and (xi) hereof and any other document relating to the issuance of the Offered Securities; (C) the cost of obtaining approval for the trading of the Offered Securities through the PORTAL market and the designation or listing of the Common Stock issuable upon the conversion of the Offered Securities on the Nasdaq National Market or on such market or exchange on which the Common Stock is then quoted or listed;
                  (D) the costs and expenses of the Company relating to investor presentations on any "ROAD SHOW" undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Initial Purchasers and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (E) all fees and expenses of DTC; (F) the costs of qualifying the Offered Securities for offering and sale under any state securities or blue sky laws, including reasonable legal fees and expenses of counsel for the Initial Purchasers in connection therewith; and (G) all other costs, fees and expenses incident to the performance of its obligations hereunder which are not specifically provided for above.

                           (x) So long as any of the Offered Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) upon request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                           (xi) The Company will use all reasonable efforts to cause the Offered Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc. and to cause the Offered Securities to be eligible for clearance and settlement through the facilities of DTC.

                  5. Conditions of the Obligations of the Initial Purchasers. The respective obligations of the Initial Purchasers to purchase and pay for the Firm Offered Securities on the Firm Closing Date and the Additional Offered Securities on the Option Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company when made and as of such respective dates, to the accuracy of the statements of officers of the Company made in certificates delivered pursuant to the provisions hereof, to the performance by the Company of its respective obligations hereunder and to the following additional conditions precedent:

                  (a) No Initial Purchaser shall have been advised by the Company or shall have discovered and disclosed to the Company that the Offering Memorandum or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of counsel for the Initial Purchasers, is material, or omits to state a fact which, in the opinion of counsel for the Initial Purchasers, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Registration Rights Agreement, the Offered Securities and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to the Initial Purchasers.

                  (c) On each Closing Date, there shall have been furnished to the Initial Purchasers the opinion (addressed to the Initial Purchasers) of Katten Muchin Zavis & Rosenman, counsel for the Company, dated such Closing Date and in form and substance reasonably satisfactory to counsel for the Initial Purchasers, substantially to the effect that:

                           (i) The Company and each of its subsidiaries have been duly incorporated or organized, as applicable, and are validly existing as corporations, limited liability companies, trusts or other entities, in good standing under the laws of their respective jurisdictions of incorporation or organization and have all corporate, limited liability company or trust power and authority, as applicable, necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                           (ii) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock, limited liability company interest or trust shares, as applicable, of each subsidiary of the Company have been duly and validly authorized and issued and to the extent they are shares of capital stock of a corporation, are fully paid, non-assessable and are owned directly or indirectly by the Company, and to such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims;

                           (iii) The Conversion Shares have been duly and validly authorized and, when issued and delivered against payment therefor will be duly and validly issued, fully paid and non-assessable;

                           (iv)     Except as set forth in the Offering
                  Memorandum, to the knowledge of such counsel, there are no outstanding warrants or options issued by the Company to purchase any shares of capital stock of the Company or any security convertible or exchangeable for capital stock of the Company and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by laws or any agreement or other instrument known to such counsel;

                           (v) This Agreement has been duly authorized, executed and delivered by the Company;

                           (vi) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of the Company. The Indenture is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing and except further as enforceability of the indemnification and contribution provisions thereof, may be limited by considerations of public policy;

                           (vii) The Offered Securities have been duly authorized by the Company and, when executed, authenticated and delivered in accordance with this Agreement and the Indenture, will be valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except in all cases as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and except further as enforceability of the indemnification and contribution provisions thereof, may be limited by considerations of public policy will be entitled to the benefits of the Indenture;

                           (viii) The statements in the Offering Memorandum under the captions "Description of the Debentures," "Description of Capital Stock" and "Notice to Investors" insofar as they purport to summarize the provisions of the Indenture, the Offered Securities and the Common Stock (including the Conversion Shares) are true and accurate in all material respects;

                           (ix) The statements in the Offering Memorandum under the caption "Certain United States Federal Income Tax Considerations" as to matters of U.S. tax law and regulation are true and accurate in all material respects;

                           (x) No registration of the Offered Securities or the Conversion Shares under the Securities Act and no qualification of the Indenture or an indenture under the U.S. Trust Indenture Act of 1939, as amended, is required in connection with the offer, sale and delivery of the Offered Securities or in connection with the conversion of the Offered Securities into Conversion Shares, in each case, in the manner contemplated by the Offering Memorandum, this Agreement and the Indenture;

                           (xi)     Except as set forth in the Offering
                  Memorandum, to our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company that relates to any of the transactions contemplated by the Agreement;

                           (xii) The execution, delivery and compliance by the Company with all of the provisions of this Agreement, the Registration Rights Agreement, and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or the charter, by-laws or other organizational documents of any of its subsidiaries or in the violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, assuming the accuracy of the representations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement and further assuming (a) no changes in the applicable facts, laws or regulations and (b) the due compliance by the Company with the requirements of the Securities Act with respect to the performance by the Company of its obligations under the Registration Rights Agreement, except for the registration of the Offered Securities and the Conversion Shares under the Securities Act as required pursuant to the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares by the Company and the consummation of the transactions contemplated hereby and thereby, except (i) for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made and (ii) for such consents, approvals, authorizations, orders, filings or registrations, the failure to make or obtain would not have a Material Averse Effect.

                           (xiii) Neither the Company nor any subsidiary is an "investment company," or an entity "controlled" by "investment company," within the meaning of such term under the Investment Company Act of 1940, as amended;

                           (xiv)    The Offered Securities satisfy the
                  eligibility requirements of Rule 144A(d)3 under the Securities Act;

                           (xv) To the knowledge of such counsel, none of the Company or its significant subsidiaries (A) is in violation of its charter or by-laws (B) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any time period, covenant or condition contained in this Agreement, the Registration Rights Agreement or the Indenture, or (C) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, which violation or failure to obtain reasonably could be expected to have a Material Adverse Effect; and

                           (xvi) Each document incorporated by reference in the Offering Memorandum (except for financial statements and schedules and other financial data included therein as to which such counsel need not express any opinion), when filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

                  In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Company on a regular basis, and has acted as counsel to the Company in connection with the preparation of the Offering Memorandum and such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Offering Memorandum was discussed and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe (I) that the Offering Memorandum as of its date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (except for financial statements and schedules and other financial data included therein as to which such counsel need not express any opinion), or
(II) any document incorporated by reference in the Offering Memorandum (except for financial statements and schedules and other financial data included therein as to which such counsel need not express any opinion) when they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances is which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as set forth in clause (xi) and (xii) above).

                  (d) The Company shall have furnished to the Initial Purchasers a certificate, dated such Closing Date, signed on behalf of the Company of its Chairman of the Board , its President or a Vice President and its Chief Financial Officer of the Company to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects, as if made at and as of such Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to such Closing Date; (ii) the signers of said certificate have carefully examined the Offering Memorandum, and any amendments or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Offering Memorandum), and in their opinion such documents do not include any untrue statement of material fact or omit to state any material fact required to be included therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) since the date of the most recent financial statements incorporated by reference in the Offering Memorandum there has occurred no event required to be set forth in an amendment or supplement to the Offering Memorandum which has not been so set forth.

                  (e) The Initial Purchasers shall have received a letter (the "INITIAL LETTER") of KPMG LLP, dated the date hereof and addressed to the Initial Purchasers, confirming that they are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the Rules and Regulations and are in compliance with the requirements relating to qualification of accountants under Rule 2-01 of Regulation S-X of the Securities and Exchange Commission and stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to Initial Purchasers. On each Closing Date, you shall have furnished to the Initial Purchasers a letter from such accountants, addressed to the Initial Purchasers and dated such Closing Date confirming the information set forth in the initial letter.

                  (f) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities (other than such hostilities existing as of the date hereof), there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the payment for and delivery of the Offered Securities.

                  (g) The Initial Purchasers shall have received from Weil, Gotshal & Manges LLP, counsel for the Initial Purchasers, such opinion or opinions, dated such Closing Date, with respect to the validity of the Indenture, the Offered Securities, the Offering Memorandum, and other related matters as they may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) The Offered Securities shall have been (A) approved by the National Association of Securities Dealers, Inc., as being eligible for trading in the PORTAL market and (B) accepted for settlement through the facilities of DTC.

                  (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference could reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Memorandum or (B) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (j) The Registration Rights Agreement shall have been executed and delivered and be substantially in the form of Exhibit A hereto.

                  All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company shall furnish to the Initial Purchasers conformed copies of such opinions, certificates, letters and other documents in such number as the Initial Purchasers shall reasonably request. If any of the conditions specified in this
Section 5 shall not have been fulfilled when and as required by this

Agreement, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, each Closing Date, by the Initial Purchasers. Any such cancellation shall be without liability of the Initial Purchasers to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

                  6.       Indemnification and Contribution.

                  (a) The Company shall indemnify and hold harmless each Initial Purchaser, its directors, officers, employees and agents and each person, if any, who controls any Initial Purchasers within the meaning of either the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Securities), to which that Initial Purchaser or any such director, officer, employee or controlling person may become subject, under either the Securities Act or Exchange Act otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto or the reports filed pursuant to the Exchange Act and incorporated by reference in the Offering Memorandum or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Securities ("MARKETING MATERIALS") including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Offered Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, or the reports filed pursuant to the Exchange Act incorporated by reference in the Offering Memorandum or in any Marketing Materials any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Offered Securities or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum or Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Initial Purchasers by or on behalf of any Initial Purchaser specifically for inclusion therein which information consists solely of the information specified in Section 6(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser or to any director, officer, employee, agent or controlling person of that Initial Purchaser.

                  (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers, employees, agents and each person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or Exchange Act otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto or any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Initial Purchasers by or on behalf of the Initial Purchasers specifically for inclusion therein; and shall reimburse the Company and any such director, officer, employee, agent or controlling persons for any reasonable legal or other expenses reasonably incurred by the Company or any such director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchasers may otherwise have to the Company or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6, except to the extent it has been materially prejudiced by such failure, or from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 6 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers, directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such claim, action, suit or proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party or if there be a final judgment in favor of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total initial purchaser discounts received by the Initial Purchasers with respect to the Offered Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Offered Securities under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, subject to the limitations set forth above, for purposes of this
         Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Initial Purchasers shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased and resold by it exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, the Initial Purchasers' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from which contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) hereof). The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party in equity or at law.

                  (e) The Initial Purchasers severally confirm and the Company acknowledges that (i) the legend concerning over-allotments on the cover page, and (ii) the paragraphs under the headings "Over-Allotment Option", "Stabilization and Short Positions", "Market for the Debentures" and "Passive Market Making Language for Nasdaq Traded Issues" under the caption "Plan of Distribution" constitute the only information concerning the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

                  7.       Defaulting Initial Purchasers.

                  If, on either Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Offered Securities which the defaulting Initial Purchaser agreed but failed to purchase on such Closing Date in the respective proportions which the number of shares of the Offered Securities set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the total number of shares of the Offered Securities set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Offered Securities on such Closing Date if the total number of Offered Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the total number of Offered Securities to be purchased on such Closing Date, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the number of Offered Securities which it agreed to purchase on such Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Securities to be purchased on such Closing Date. If the remaining Initial Purchasers do not elect to purchase all of the Offered Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such Closing Date, this Agreement (or, with respect to the Option Closing Date, the obligation of the Initial Purchasers to purchase, and of the Company to sell, the Additional Offered Securities) shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 9.

                  Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Offered Securities of a defaulting or withdrawing Initial Purchaser, either the Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or agreement.

                  8. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Offered Securities if, prior to that time, any of the events described in Sections 5(f) or 5(i), shall have occurred or if the Initial Purchasers shall decline to purchase the Offered Securities for any reason permitted under this Agreement.

                  9. Reimbursement of Initial Purchasers' Expenses. If the Company shall fail to tender the Offered Securities for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

                  10. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to Lehman Brothers Inc., shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 101 Hudson Street, Jersey City, New Jersey 07032, Attention: Syndicate Department (Fax: 201524-5980), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019; if to CIBC World Markets shall be delivered or sent by mail telex or facsimile transmission to CIBC World Markets, 425 Lexington Avenue, New York, NY 10017 (facsimile (212) 885-4901); if to J.P. Morgan Securities Inc. shall be delivered or sent by telex or facsimile transmission to J.P. Morgan Securities Inc., 560 Mission Street, San Francisco, CA 94105 (facsimile ); and if to SG Cowen Securities Corporation shall be delivered or sent by telex or facsimile transmission to SG Cowen Securities Corporation, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111.

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Gina DiGioia (Fax: (212) 244-4311);

                  (c) Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc. on behalf of the Initial Purchasers.

                  11. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  12. Definition of the Terms . "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 promulgated under the Securities Act.

                  13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors and the controlling persons referred to in Section 6. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Initial Purchasers and the person or persons, if any, who control the Initial Purchasers within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act and (y) the representations, warranties, indemnities and agreements of the Initial Purchaser contained in this Agreement shall be deemed to be for the benefit of directors, officers, employees and agents of the Company and any person controlling the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 9, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS OF THE STATE OF NEW YORK.

                  15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                  16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  [Remainder of page intentionally left blank]

                  If the foregoing correctly sets forth the agreement among the Company, and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                           Very truly yours,

                                           Alloy, Inc.

                                           By     /s/ Samuel A.Gradess
                                             -----------------------------------
                                             Name: Samuel A. Gradess
                                             Title: Chief Financial Officer

Accepted:

LEHMAN BROTHERS INC.
CIBC WORLD MARKETS CORP.
J.P. MORGAN SECURITIES INC.
SG COWEN SECURITIES CORPORATION

By LEHMAN BROTHERS INC.

By   /s/ Grant Miller

Authorized Representative

                                   SCHEDULE 1

Initial Purchasers                                                           Number of Shares
Lehman Brothers Inc. ................................................           45,500,000
CIBC World Markets Corp. .............................................           6,500,000
J.P. Morgan Securities Inc. ..........................................           6,500,000
SG Cowen Securities Corporation  .....................................           6,500,000
                                                                                ----------
Total.................................................................          65,000,000

                                   SCHEDULE 2

                             OFFICERS AND DIRECTORS

                                                                       EXHIBIT A

                            LOCK-UP LETTER AGREEMENT

                                                          July 17, 2003

LEHMAN BROTHERS INC.
CIBC WORLD MARKETS CORP.
J.P. MORGAN SECURITIES INC.
SG COWEN SECURITIES CORPORATION

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Sirs:

                  The undersigned understands that you and certain other firms propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") providing for the purchase by you and such other firms (the "INITIAL PURCHASERS") of Convertible Senior Debentures due August 1, 2023 (the "FIRM OFFERED SECURITIES") of Alloy, Inc. a Delaware corporation (the "Company"), and that the Initial Purchasers propose to reoffer the Offered Securities to the public (the "Offering"). Capitalized terms not otherwise defined herein shall have the meaning(s) set forth in the Purchase Agreement.

                  In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Initial Purchasers, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Offered Securities) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Offering

Memorandum relating to the Offering. Capitalized terms not otherwise defined herein shall have the meaning(s) set forth in the Purchase Agreement.

                  In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

                  It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Offered Securities, we will be released from my obligations under this Lock-Up Letter Agreement.

                  The undersigned understands that the Company and the Initial Purchasers will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

                  Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                           Very truly yours,

                                           By:______________________________
                                              Name:
                                              Title:

Dated: ____________________

                                       2